UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)           July 1, 2005
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                     Birner Dental Management Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

             0-23367                                84-1307044
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    (Commission File Number)               (IRS Employer Identification No.)

              3801 East Florida Avenue, Suite 508, Denver, CO 80210
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           (Address of Principal Executive Offices)         (Zip Code)

                                 (303) 691-0680
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 DFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act   (17 CFR 240.13e-4(c))

ITEM 1.01.         Entry Into a Material Definitive Agreement

On July 1, 2005, in accordance with the terms of the 2005 Equity
Incentive Plan (the "Plan") of Birner Dental Management Services, Inc. (the "Company"), the independent directors of the Company's Board of Directors granted 30,000 restricted shares of the Company's Common Stock (the "Shares") to Frederick W.J. Birner, the Chairman of the Board and Chief Executive Officer of the Company (the "Employee").

The Shares granted to the Employee vest as follows: one third (1/3) of the Shares vest six (6) months from the grant date, one third (1/3) of the Shares vest eighteen (18) months from the grant date, and the balance of the shares vest thirty (30) months from the grant date, in each case assuming the Employee's employment is not terminated prior to the time of such vesting. Notwithstanding the foregoing, in the event the Employee's employment terminates in connection with the Employee's death, disability, or retirement in accordance with the Company's established retirement policy, or in the event of a change in control of the Company, all unvested shares will vest immediately.

In connection with the grant of restricted Shares to the Employee, the Company has also agreed to pay a bonus to the Employee in order to pay the tax liability incurred by the Employee in connection with the grant. The payment to be made by the Company to the Employee will total approximately $582,000.

ITEM 9.01.        Financial Statements and Exhibits

(c)      Exhibits

         10.1 2005 Equity Incentive Plan (incorporated by reference to Exhibit A to the Company's proxy statement on Schedule 14A, filed April 27, 2005).
         10.2 Form of Restricted Stock Agreement and Restricted Stock Award Grant Notice under 2005 Equity Incentive Plan.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                    BIRNER DENTAL MANAGEMENT SERVICES, INC.



Date:  July 19, 2005                 By:     /s/ Dennis N. Genty
                                            ----------------------------------
                                    Name:   Dennis N. Genty
                                    Title:  Chief Financial Officer